UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 29, 2004


                              KESTREL ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


          COLORADO                    0-9261                 84-0772451
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 (State or other jurisdiction       (Commission            (I.R.S. Employer
       of incorporation)            File Number)         Identification Number)


1726 COLE BOULEVARD, SUITE 210          LAKEWOOD, COLORADO            80401
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:       (303)295-0344
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      Kestrel Energy, Inc., the Registrant, issued a press release on November 29, 2004, announcing its neutrality on an exchange offer by Samson Exploration N.L. to non-U.S. Kestrel shareholders. Attached as Exhibit 99.1 is that press release which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1             Press Release dated November 29, 2004 of Kestrel Energy, Inc.



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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KESTREL ENERGY, INC.
                                          (Registrant)

Date December 1, 2004

                                          By: /S/TIMOTHY L. HOOPS
                                              ---------------------------
                                              Timothy L. Hoops, President


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